Exhibit 99.1

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Investor Presentation
March 2, 2006

[LOGO]	INVESTools Investor Education Cautionary Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of INVESTools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment adviser or otherwise a provider of investment advice or investment recommendations.

INVESTools Investor Education Non-GAAP Financial Disclosures

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein.

INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue.  Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, other non-cash items and the net change in deferred revenue.

The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time.

These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements.

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INVESTools Investor Education

Mission

Educating investors by providing them with the service and support they need to successfully achieve their financial goals.

Integration of investing approaches, web-based tools and live and online learning and support all designed to ensure ongoing alumni success.

Approximately 209,000 graduates have successfully completed our core courses

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INVESTools Investor Education

Financial Summary

	December 31, 2005	December 31, 2004
GAAP Revenue	$138.6 million	$97.2 million
Sales Transaction Volume	$176.2 million	$122.6 million
Employees	486	374
Cash, Marketable Securities & Restricted Cash	$33.4 million	$26.8 million
Debt	$0.6 million	$0 million
Market Capitalization	$241.7 million	$152.9 million
Enterprise Value / Trailing GAAP Revenue	1.5 x	1.3 x
Enterprise Value / Trailing Sales Transaction Volume	1.2 x	1.0 x

•      For a reconciliation of GAAP revenue to sales transaction volume refer to Slide 21

•      Debt reflects a capital lease obligation

•      Enterprise value is defined as market capitalization less cash, marketable securities and restricted cash

•      Trailing GAAP revenue and trailing sales transaction volume are based on trailing four quarters

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Investor Education
A 30 Year Trend

You Can’t Rely on Your Company	You Can’t Rely on Your Government	You’re Expected to Rely on Yourself

Over 101,000 pension plans have been terminated since 1986	In 1950 16 workers supported every one beneficiary of Social Security – today it’s 3.3	Today 61% of all retirement assets are held in 401ks and IRAs

Source: Pension Benefit Guaranty Corporation	Source: whitehouse.gov	Source: Employee Benefit Research Institute

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Investor Education

A Substantial Category

57 million households own equities

68% of investors use the internet for financial related purposes

58% of investors do not rely on professional advisors

Total potential households 27 million

Source: SIA & ICI

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INVESTools Leadership

The Self-Directed Mass Affluent Investor

•      30 million households have assets between $100k and $1mm (33% of US population)

•      They control 39% of all US retail assets, or $12 trillion

•      They’re seeking guidance about how to plan for retirement

•      65% are preparing for retirement but only 27% have an adviser

Nine out of ten Mass Affluents manage their own 401k

Source: Forrester’s Consumer Technographics® 2005 North American Benchmark Study

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INVESTools Leadership

Attracting High Quality Customers

Student Demographics		Demographics broken down by package

		Associate	Master	PHD
Average Age	49 years old	48 years old	47 years old	48 years old
HHI	$123,000	$114,000	$125,000	$149,000
Assets	$499k	$488k	$456k	$651k
Male	76%	72%	72%	70%
Employed	81%	79%	87%	85%

Source: INVESTools Primary Research

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Committed to Leadership

Highest Quality Tools & Services

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The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes Favorite” since 1999

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INVESTools Leadership

Substantial Marketing Impact

Best in class agency partners

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Substantial marketing reach

•      2 million unique households a month see our TV ads

•      8 million unique online advertising viewers a month

Site Activity

•      Marketing site traffic 300,000 unique visitors/month

•      Subscription site traffic 326,000 unique visitors/month

•      Average time spent on subscription site 21 minutes - #1 in business and information, stocks and shares, according to HitWise

Active User Groups

•      Approximately 100 user groups of varied size (5 to 800 per group) on Yahoo! Groups and MSN Groups

•      93% of users are willing to refer a friend to INVESTools

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Committed to Leadership

Highest Quality Partnerships

Online Content Distribution

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Brokerage Services

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Events Business Distribution

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Data Providers

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Committed to Leadership
Continued Product Innovation

•      40% of sales come from products launched in the past 3 years

Events Business

Telephone Coaching	2002
Continuing Education (Associate)	2003
Continuing Education (Masters, PHD)	2004
Currency Trading	2005
Active Investing Series	2005
Active Investing Talk	2005

Online Business

Online Webinars	2005
Online 5 Step Investing Formula	2005
Online Advanced Options	Q1/2006
Online Basic Options	Q1/2006
Online Currency Trading	Q1/2006

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INVESTools Leadership

Continuing Education Bundles

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ASSOCIATE INVESTOR	MASTER INVESTOR	PHD	ACTIVE INVESTING
PROGRAM	PROGRAM	PROGRAM OF	WORKSHOP
HIGH DISTINCTION

Basic Options education.	Where theory meets practice.	A 24-month program for serious investors.	Active investing. Total immersion.

A curriculum teaching the core principles of evaluating stocks, how to use Web-based tools to identify investment opportunities for options trading, and how to place actual trades online.	Students take a closer look at how to apply basic and advanced investment strategies and use more advanced Web-based tools to identify opportunities for larger profits from their investments.

This comprehensive curriculum combines theory and application of basic and advanced investment strategies with two years of guided practice using Web-based tools to find and evaluate potential opportunities in the markets.

This dynamic training is a meeting of the minds where our most dedicated students and active traders spend four days evaluating and placing trades during market hours.

Price: $4,999	Price: $9,999-$11,999	Price: $21,999-$23,999	Price: $6,999 each

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INVESTools Leadership

Robust Learning Formats

Learning Formats
	Preview		Home		Ongoing
Course Offerings	Events	Workshops	Study	Coaching	Support	Online
5-Step Investing Formula	X	X	X	X	X	X
Basic Options		X	X	X	X	X
Advanced Options		X	X	X	X
Advanced Technical Analysis		X	X	X	X
INVESTools Currency Trader	X	X	X	X	X	X
Active Investing for Stocks		X		X	X
Active Investing for Options		X		X	X
Active Investing for Currencies		X		X	X

INVESTools Investor Education Growing Graduate Base

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Includes students who graduated from both the 5 Step Investing and Currency Trading courses of approximately 100, 100, 100, and 300 for Q1–Q4 2005 and 600 for the entire year.

INVESTools Investor Education Active Subscriber Base

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* 2005 quarterly numbers include Prophet.Net subscribers.

Financial Excellence – Improving the Mix of Graduates from the INVESTools Brand

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Co-Branded partner graduates in 2004 include students acquired through CNBC co-branded agreement

2005 graduates includes approximately 600 students who graduated from both stock and currency trading programs in the year

Financial Excellence Growing Sales Transaction Volume

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•                  For a reconciliation of GAAP revenue to sales transaction volume refer to slide 21

•                  Quarterly Chart: Q1-04 includes $0.6 million of acquired non-cash deferred revenue.

Financial Excellence – Improving Mix of Continuing Education Products

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Upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales floors.

Statement of Operations & Adjusted EBITDA

($ in thousands)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005

Total sales transaction volume	$25,938	$30,129	$30,195	$36,360	$122,622	$41,891	$45,734	$38,545	$50,001	$176,171
Change in deferred revenue	(2,719)	(4,989)	(6,305)	(11,440)	(25,453)	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)
GAAP Revenue	$23,219	$25,140	$23,890	$24,920	$97,169	$30,624	$34,162	$37,018	$36,817	$138,621
Costs and expenses:
Cost of revenue	13,549	16,108	15,068	20,934	65,659	25,379	25,211	18,254	23,317	92,161
Selling expense	5,434	6,065	7,237	5,757	24,493	8,617	9,329	9,383	10,003	37,332
General and administrative expense	4,205	4,425	4,834	4,379	17,843	6,047	5,915	5,439	6,780	24,182
Special charges	227	165	12	680	1,084	—	40	18	1,019	1,077
Total costs and expenses	23,415	26,763	27,151	31,750	109,079	40,043	40,495	33,094	41,119	154,752
Loss from operations	(196)	(1,623)	(3,261)	(6,830)	(11,910)	(9,419)	(6,333)	3,924	(4,302)	(16,131)

Other income (expense):
Gain (loss) on sale of assets and other, net	(18)	(56)	(5)	2	(77)	—	(93)	—	—	(93)
Interest income (expense)	43	60	49	116	268	121	166	108	199	595
Total other income (expense)	25	4	44	118	191	121	73	108	199	502

Net loss before income tax expense	(171)	(1,619)	(3,217)	(6,712)	(11,719)	(9,298)	(6,260)	4,032	(4,103)	(15,629)
Income tax expense	3	—	—	5	8	5	—	(5)	114	114
Net loss	$(174)	$(1,619)	$(3,217)	$(6,717)	$(11,727)	$(9,303)	$(6,260)	$4,037	$(4,217)	$(15,743)

($ in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005

GAAP net loss	$(0.2)	$(1.6)	$(3.2)	$(6.7)	$(11.7)	$(9.3)	$(6.3)	$4.0	$(4.2)	$(15.7)
Add:
Depreciation and amortization	0.2	0.2	0.2	0.4	1.0	0.5	0.7	0.6	0.9	2.7
Other non-cash items	0.4	0.4	0.5	1.2	2.5	0.6	0.8	0.7	1.8	3.9
Net change in deferred revenue	3.1	5.1	6.1	11.0	25.3	11.0	11.6	1.6	12.8	37.0
Adjusted EBITDA	$3.5	$4.1	$3.6	$5.9	$17.1	$2.8	$6.8	$6.9	$11.3	$27.8

Sales Transaction & Revenue Breakout by Quarter

($ in thousands)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005

Initial education
Workshops	$6,708	$5,100	$4,247	$1,852	$17,907	$3,819	$4,260	$4,685	$4,322	$17,086
One-on-one coaching	1,661	1,003	1,507	1,720	5,891	114	136	—	—	250
Home study	1,857	1,292	1,003	507	4,659	453	872	2,049	3,029	6,403
Initial web time	1,172	948	794	645	3,559	722	731	709	741	2,903
Initial education sales transaction volume	11,398	8,343	7,551	4,724	32,016	5,108	5,999	7,443	8,092	26,642

Continuing education
Workshops	$2,374	$3,470	$3,585	$5,467	$14,896	$7,439	$7,653	$6,047	$9,421	$30,560
One-on-one coaching	5,414	6,951	7,361	12,248	31,974	17,090	19,799	13,456	18,529	68,874
Home study	1,324	3,411	3,439	5,110	13,284	5,568	5,290	4,286	6,185	21,329
Renewals	4,455	6,534	6,356	6,554	23,900	5,225	5,686	5,966	6,161	23,038
Other revenue	973	1,420	1,903	2,256	6,552	1,461	1,307	1,347	1,612	5,727
Continuing education sales transaction volume	14,540	21,786	22,644	31,636	90,606	36,783	39,735	31,101	41,908	149,528

Total sales transaction volume	25,938	30,129	30,195	36,360	122,622	41,891	45,734	38,544	50,000	176,170
Change in deferred revenue	(2,719)	(4,989)	(6,305)	(11,440)	(25,453)	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)
Total revenue	$23,219	$25,140	$23,890	$24,920	$97,169	$30,624	$34,162	$37,018	$36,816	$138,621

Initial education sales transaction volume	$11,398	$8,343	$7,551	$4,721	$32,013	$5,108	$5,999	$7,443	$8,092	$26,642
% of total sales transaction volume	44%	28%	25%	13%	26%	12%	13%	19%	16%	15%
Continuing education sales transaction volume	$14,540	$21,786	$22,644	$31,639	$90,609	$36,783	$39,735	$31,101	$41,908	$149,528
% of total sales transaction volume	56%	72%	75%	87%	74%	88%	87%	81%	84%	85%

The Company has reclassified certain amounts to different categories to be more reflective of the method in which the education is consumed by the student. Certain amounts related to advanced product workshops were reclassified from home study products to workshops and initial subscriptions were reclassified into their own category from workshops. Prior year amounts have been reclassified to conform to the current period’s presentation.

INVESTools Investor Education Select Financial Data

($ in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005

Cash flow and balance sheet items:
GAAP cash flow provided from operating activities	$5.0	$1.4	$4.0	$7.1	$17.5	$3.6	$1.0	$8.5	$11.8	$24.9
Cash, restricted cash and marketable securities	$17.5	$18.5	$21.0	$26.8	$26.8	$20.4	$19.5	$25.5	$33.4	$33.4
Deferred revenue balance	$18.1	$23.2	$29.3	$40.4	$40.4	$51.6	$63.1	$64.6	$77.5	$77.5

($ in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005

Capital expenditure detail:
Leasehold improvements	$—	$—	$—	$0.1	$0.1	$0.9	$0.8	$0.1	$—	$1.8
Online initiatives	—	—	0.1	0.0	0.1	0.8	1.2	1.2	2.7	5.9
Other	0.2	0.2	0.3	0.5	1.2	0.3	0.1	0.4	0.4	1.2
Total	$0.2	$0.2	$0.4	$0.6	$1.4	$2.0	$2.1	$1.7	$3.1	$9.0

Capital Lease	$—	$—	$—	$—	$—	$—	$0.7	$—	$—	$0.7

INVESTools Investor Education Investment Considerations

•     INVESTools is a leading provider of investor education globally

•                  Blended learning via offline and online delivery platforms

•                  Scalable, recurring revenue business model

•                  Accelerating growth in free cash flow

•                  Investor education is a portal to other high-value financial services